Exhibit 99.1

Investor Meetings August/September 2019

Safe Harbor Statement FORWARD - LOOKING STATEMENTS: This document contains “forward - looking statements” within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this presentation, including statements regarding our estim ate s, beliefs, expectations, intentions, strategies or projections are forward - looking statements. We intend these forward looking statements to be covered by the safe harbor provisio ns for forward - looking statements in the United States federal securities laws. In some cases, these statements can be identified by the use of forward - looking words such as “m ay,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. These forward - looking statements are not h istorical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond manag eme nt's control. Forward - looking statements contained in this presentation may include, but are not limited to, information regarding our estimat es of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our e xpe ctations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectati ons regarding estimated synergies and the success of the integration of acquired entities, our expectations regarding the estimated benefits and synergies related to our transformati on program, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest ra tes , equity securities' prices, credit spreads and foreign currency rates. Forward - looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those in dicated in such statements. We believe that these factors, include but are not limited to, the following: • the cyclical nature of the (re)insurance business leading to periods with excess underwriting capacity and unfavorable premium rates; • the occurrence and magnitude of natural and man - made disasters; • the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes; • losses from war, terrorism and political unrest or other unanticipated losses, • actual claims exceeding our loss reserves; • general economic, capital and credit market conditions, • the failure of any of the loss limitation methods we employ; • the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions; • our inability to purchase reinsurance or collect amounts due to us; • the breach by third parties in our program business of their obligations to us; • difficulties with technology and/or data security; • the failure of our policyholders and intermediaries to pay premiums, • the failure of our cedants to adequately evaluate risks; • inability to obtain additional capital on favorable terms, or at all; • the loss of one or more key executives; • a decline in our ratings with rating agencies; • loss of business provided to us by our major brokers and credit risk due to our reliance on brokers; • changes in accounting policies or practices; • the use of industry catastrophe models and changes to these models; • changes in governmental regulations and potential government intervention in our industry, • failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices; • increased competition; • changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's expected withdrawal from the European Union; • fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values, • the failure to successfully integrate acquired businesses or realize the expected synergies resulting from such acquisitions; • the failure to realize the expected benefits or synergies relating to the Company's transformation initiative; • changes in tax laws, and • the other factors including but not limited to those described under Item 1A, 'Risk Factors' and Item 7, 'Management's Discussion and Analysis of Financial Condition and Results of Operations' in our most recent Annual Report on Form 10 - K, filed with the Securities and Exchange Commission ("SEC"), as such factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov . • We undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise.

Pro Lines Property Liability Marine A&H/Other Aviation Credit & Political Risk Terrorism AXIS Capital at a Glance 1 Exchange / Ticker NYSE / “AXS” Market Capitalization 1 $5.4 Billion Gross Premium Written $6.9 Billion Leading Global Underwriter - E&S P&C - Lloyd’s - U.S. Pro Lines - Global Reinsurance 2019 Quarterly Div. / Annual Yield 1 $0.40 / 2.6% AMB/S&P Financial Strength Ratings A+ / A+ Office Locations 28 Offices (2) across 3 Continents A Leading Global Underwriter (1) Market data as of 8/2/19 (2) Includes Lloyd’s booths AXIS is a leading specialty insurer and global reinsurer, providing our clients and distribution partners a broad range of risk transfer products and services, meaningful capacity and unquestioned financial strength Insurance 55% Reinsurance 45% Total FY2018 GPW: $6.9 billion 3 Specialty Catastrophe Liability Motor Property A&H Pro Lines Insurance Reinsurance

Target Leadership in Global Specialty Risks Targeting Top - quintile profitability with industry average volatility Hybrid model – Insurance & Reinsurance Franchise anchored in leadership positions in key markets and distribution relationships Strong relationships with distributors & clients based on expertise, service, agility and claims Focus on markets where we have demonstrable relevance, scale and path for profitable growth Strategic risk financing capabilities to match the right risk with the right capital Consistent Commitment to Our Strategy 4 Commitment to superior capabilities and talent

AXIS Transformation In the past five years, we’ve implemented significant change initiatives – and we accelerated those efforts in 2019 Transform our business to strengthen operations, deliver efficiencies and invest in critical strategic capabilities Focus on increasing relevance and achieving market leadership Commitment to digital transformation leveraging data and analytics, technology, innovation, talent and culture Optimize portfolio, play to our strengths and improve profitability 5

A Defensible Franchise Successfully transformed AXIS into a leading specialty insurer and global reinsurer • Leading carrier in key markets exhibiting strongest pricing and growth opportunities • Top 15 Reinsurer (#11), top 10 in E&S Property, E&S Casualty and Lloyd’s • Top 10 in Professional Lines and top 5 writer in attractive specialty segments (cyber, renewable energy, marine, political and credit risks • Supportive Ecosystem established for success • Top 10 status with all key distributors • $2 billion+ in capital from Strategic Capital Partners • Deep & long - term relationships with service providers • On track to deliver expected benefits of recent strategic initiatives • Novae integration substantially complete, operating as one leading carrier in Lloyd’s/London market • Integration/Operational transformation on track to achieve $100 million in net savings by end of 2020 • AXIS has made substantial progress in shifting portfolio to deliver higher and more stable earnings • Exited a number of underperforming lines and invested in more attractive markets • Reduced cat exposure and enhanced reinsurance purchases for lower volatility 6

Investor Snapshot: 2Q19 Financial Highlights[1]

AXIS continues to make progress towards improved risk-adjusted returns

2Q19 Highlights

- **2Q19 GWP totaled ~$1.7 billion, ~flat YoY, driven by strategic growth underpinned by disciplined underwriting**
- **2Q19 accident year (AY) loss ratio ex-cats improved 180bps YoY to 59.7%**
  - Insurance segment AY loss ratio ex-cats up 150bps YoY to 58.7% due to Q2 mid-sized marine losses
  - Reinsurance segment AY loss ratio ex-cats improved 500bps YoY to 60.5% on lower attritional losses
- **2Q19 fee income from strategic capital partners initiative grew 69% YoY to $19.2 million**
  - ROE accretive fee income growth aided by the launching of new Alturas platform
- Novae integration & transformation initiative remain on track with ~$69 million of targeted savings executed *(annualized)*
- Net investment income grew 25.5% YoY to $138.0 million *(Includes alternative gain of ~$13 million)*
- **Annualized Ex-PGAAP operating ROACE of 12.3%[2]; Book value per diluted share grew 6.0% to $55.99 sequentially**
- **2Q and 1H19 Ex-PGAAP operating ROACE highest in last 5 years**
- **Strategy to grow relevance in profitable lines while mitigating volatility continues to gain momentum**

Capital

- Paid down $250 million of debt in 4/19 upon maturity and raised $300 million at attractive rates to pay down debt maturing in 2020
- **The 1-in-250 year PML for Southeast Wind was reduced ~30%+** from the end of 1Q18 to reduce volatility
- **2019 Dividend yield of ~2.6% is among highest in peer group**

Value

- **Superior positioning for current pricing momentum, most notably within E&S and Lloyd's markets**
- **AXS shares currently trade at attractive valuation relative to peers**

(1) Market data as of 8/2/19
(2) Ex-PGAAP operating return on average common equity ("ex-PGAAP operating ROACE") is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to the most comparable GAAP financial measure annualized return on average common equity ("ROACE") and a discussion of the rationale for the presentation of this non-GAAP financial measure is included in Appendix I of this presentation.

AXIS

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• Improvement in priced premium written in prior periods contributed to ~50 basis points of improvement in loss ratio for premiums earned in 1H19 • Insurance: • Average rate increases of >7% for 2Q19 • Achieving double digit rate increases in numerous Property and Marine lines • Achieving double digit rate increases in a number of casualty classes • Estimate 2Q19 pricing is ~200 basis points in excess of loss trends; should drive lower loss ratios in 2020 • Reinsurance: • Quota Share business (>60% of book) benefitting from improvements in pricing in Primary Markets • XOL improvements acceleration: Japan wind +20 to 25% at 4/1/19 • U.S. mid - year 2019 renewals +20 to 25% and higher on certain treaties • Optimistic that EMEA and LatAm will catch up at 1/1/2020 Pricing Improvements Accelerate in 2Q19 (1) Rate data is on a written basis Insurance Rate Improvements by Division 1 8 0% 2% 4% 6% 8% 10% 12% 2Q18 3Q18 4Q18 1Q19 2Q19 Insurance - Total International United States Pro Lines

79.2% 66.6% 59.2% 63.7% 61.7% 59.3% 50% 55% 60% 65% 70% 75% 80% FY2017 FY2018 1H19 FY2017 FY2018 1H19 Reported Loss Ratio AY Ex - Cat Loss Ratio Underwriting Actions Drive Performance 9 Loss Ratio Improvement • Loss ratio improvement driven by: • Improved mix of business as well as acceleration of improvements to pricing and terms/conditions • Enhanced use of reinsurance, retro and strategic capital

Growth In Strategic Capital Partnerships Continues Strategic Capital Partners Fee Income (1) Strategic Capital Partners AUM Growth Premium Ceded to Strategic Capital Partners ($ in millions) $6.3 $8.5 $21.8 $36.0 $48.0 $24.4 $39.0 2014 2015 2016 2017 2018 1H18 1H19 $778 $489 $304 $105 $49 2018 2017 2016 2015 2014 (1) Fee income from strategic capital partners represents service fees and reimbursement of expenses due from strategic capital p art ners. Fee income from strategic capital partners included $4M included in other insurance related income (expense) for the year ended December 31, 2018, and $5M for year ended December 31 , 2 017. It also included $44M as an offset to general and administrative expenses for the year ended December 31, 2018 and $31M for the year ended December 31, 2017. Fee income from s tra tegic capital partners included $8M and $7M included in other insurance related income (expense) for the six months ended June 30, 2019 and 2018, respectively. It also included $31M an d $18M as an offset to general and administrative expenses for the six months ended June 30, 2019 and 2018, respectively. 10 ($ in millions) 0.0 0.5 1.0 1.5 2.0 Jan 2015 Jan 2016 Jan 2017 Jan 2018 Jan 2019 July 2019 AUM Growth Harrington AVRL Other Strategic Partners Alturas $1.1 $1.6 $1.8 $2.0 $0.3 $2.1 ($ in billions)

2011 Q1 2011 Q2 2011 Q3 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 2017 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 AXS 1 - in - 250 Global Aggregate PML Actively Reducing Cat Volatility 11 • AXIS has reduced its 1 - in - 250 Global Aggregate PML 1 by ~50% since the beginning of 2011 • Actively lowering gross exposures through mix of business • Net exposure mitigated through greater use of reinsurance/strategic capital partnerships (1) Global Aggregate Probable Maximum Loss (PML) is for all events in a given year as opposed to a single event PML as disclosed in the Investor Financial Supplement Temporary increase from acquisition of Novae that was effectively reduced prior to wind season through optimization of reinsurance usage Cost effective restructuring of reinsurance covers while maintaining appropriate risk tolerances

Cat Covers: Improved Capital & Earnings Protection 12 Southeast Wind PMLs 1 2019 Catastrophe Tower Highlights ($ in millions) $300 $400 $500 $600 $700 $800 $900 $1,000 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 1 in 50 1 in 100 1 in 250 • The 1 in 250 year PML for Southeast Wind was reduced by 30%+ since 1Q18 with further reductions across the entire risk curve • XOL and aggregate components provide better balance of frequency and severity protection with improved underlying economics • 2019 cat towers utilize both the traditional and ILS reinsurance markets • Continued reduction in net catastrophe volatility through increased use of multi - faceted strategies (1) Probable Maximum Loss (PML) is for a single US Southeast Wind event as disclosed in the financial supplement

Enterprise PML’s Have Reduced Across the Curve July 2016 July 2017 July 2018 July 2019 AXIS' PMLs Have Reduced Across the Distribution 1 in 10 1 in 20 1 in 50 1 in 100 36% Reduction at 1 in 100 PML 31% Reduction at 1 in 50 PML 21% Reduction at 1 in 20 PML 11% Reduction at 1 in 10 PML AXIS has reduced its PML’s across the distribution to mitigate volatility from both attritional and cat events 13

Corporate Social Responsibility at AXIS Philanthropy – supporting charitable causes that align with our values Diversity & Inclusion – implementing practices to enhance D&I within our Company as well as the larger profession Corporate Purpose: Living our values, giving back to our communities, and contributing to a more sustainable future 14 Advocacy – leveraging our position to help promote and advance issues that align with our values AXIS has long been a values - based organization and in 2019 we are significantly scaling up our efforts by launching a formalized corporate social responsibility program with four core pillars: Environmental – enhancing our corporate and business practices to help ensure a more sustainable future

Our Purpose, Strategic Vision and Values Our Purpose ( who we are ) Our Strategic Vision ( what we do ) Our Values ( how we do it ) We are One AXIS. We build positive energy and a collaborative environment where diversity of teams and perspectives is respected and valued. We insist on a culture of inclusivity and empathy – where we invest in and support one another. We deliver on our promises. Our clients, brokers and communities are at the center of all that we do and we stand by them. We measure ourselves on how well we have served our customers and helped them to pursue their goals. We never compromise our integrity. We are compelled to do what is right and just, guided by our moral compass. Trust, transparency, and accountability are paramount. We are passionate. We are relentless in our execution, disciplined in our pursuits, and resilient through challenges. We set ambitious goals, raising the bar for each other and celebrating our collective achievements. We are dynamic. We are intellectually curious – continuously learning, adapting, and improving. We are bold, innovative, and take ownership of our future. In a world filled with risk and uncertainty, we give people and organizations the confidence they need to pursue their goals and ambitions. Be leaders in our chosen markets, standing apart for delivering services and products that directly meet our clients' needs. • Win with our Partners • Deliver Innovative Underwriting • Be Nimble, Be Adaptive 15

Conclusion AXIS is a leading specialty insurer and global reinsurer Strong franchise with superior position in chosen specialty markets to maximize benefits of current pricing momentum Pace of underwriting margin improvement should accelerate given ongoing portfolio improvements and acceleration in pricing Enhanced use of reinsurance, retro and third party capital driving better risk adjusted returns with lower volatility AXS shares currently trade at attractive valuation relative to peers 16

Appendix I – Non - GAAP Financial Measures We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance . Some of the measurements we use are considered non - GAAP financial measures under SEC rules and regulations . In this presentation, we present operating income (loss) ( in total and on a per share basis ), annualized operating ROACE, ex - PGAAP operating income (loss) ( in total and on a per share basis ) and annualized ex - PGAAP operating ROACE which are non - GAAP financial measures as defined in SEC Regulation G . We believe that these non - GAAP financial measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of our results of operations . However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U . S . GAAP") . Operating Income (Loss) Operating income (loss) represents after - tax operational results exclusive of net investment gains (losses), foreign exchange (losses) gains, transaction and reorganization expenses, and interest in income (loss) of equity method investments . Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities . Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies . Foreign exchange (losses) gains in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance - related liabilities . In addition, we recognize unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized upon the sale of our available - for - sale investments and equity securities in net investment gains (losses) in our consolidated statements of operations . However, these movements are only one element of the overall impact of foreign exchange rate fluctuations on our financial position . We also recognize unrealized foreign exchange (losses) gains on our available - for - sale investments in other comprehensive income (loss) . These unrealized and realized foreign exchange (losses) gains generally offset a large portion of the foreign exchange losses (gains) reported in net income (loss) available (attributable) to common shareholders, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity . As a result, the foreign exchange (losses) gains in our consolidated statement of operations in isolation are not a fair representation of the performance of our business . Transaction and reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from operating income (loss) . Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, this income (loss) is excluded from operating income (loss) . Certain users of our financial statements evaluate performance exclusive of after - tax net investment gains (losses), foreign exchange (losses) gains, transaction and reorganization expenses and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income .

Appendix I – Non - GAAP Financial Measures We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after - tax net investment gains (losses), foreign exchange (losses) gains, transaction and reorganization expenses, and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business . In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance . We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group . We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons . The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is provided in Appendix II of this presentation . We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized ROACE, respectively, in Appendix II of this presentation . Ex - PGAAP Operating Income (Loss) Ex - PGAAP operating income (loss) represents operating income (loss) exclusive of amortization of VOBA and intangible assets, net of tax and amortization of acquisition costs, net of tax both associated with Novae's balance sheet at October 2 , 2017 (the "closing date" or "acquisition date") . The reconciliation of ex - PGAAP operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure is provided in Appendix II of this presentation . We also present ex - PGAAP operating income (loss) per diluted common share and annualized ex - PGAAP operating ROACE, which are derived from the ex - PGAAP operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized ROACE, respectively, in Appendix II of this presentation . We believe the presentation of ex - PGAAP operating income (loss), ex - PGAAP operating income (loss) per diluted common share and annualized ex - PGAAP operating ROACE enables investors and other users of our financial information to better analyze the performance of our business . Acquisition of Novae On October 2 , 2017 , we acquired Novae . We identified VOBA which represents the present value of the expected underwriting profit within policies that were in - force at the closing date of the transaction . In addition, the allocation of the acquisition price to the assets acquired and liabilities assumed of Novae based on estimated fair values at the acquisition date, resulted in the write - off of the deferred acquisition cost asset on Novae's balance sheet at the acquisition date as the value of policies in - force on that date are considered within VOBA . Consequently, net income (loss) in the three months and six months ended June 30 , 2019 and 2018 included the recognition of premium attributable to Novae's balance sheet at the acquisition date without the recognition of the associated acquisition costs .

Appendix II – Non - GAAP Reconciliations